UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2020

SENSUS HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37714	27-1647271
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Broken Sound Pkwy., NW # 215, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 922-5808

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SRTS	Nasdaq Stock Market, LLC
Warrants to Purchase Common Stock (exp. June 8, 2020)	SRTSW	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SENSUS HEALTHCARE, INC.

FORM 8-K

CURRENT REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On January 6, 2020, Javier Rampolla succeeded Arthur Levine as the Chief Financial Officer of Sensus Healthcare, Inc. (“Sensus”).

(c)

On January 6, 2020, Sensus promoted Javier Rampolla to the role of Chief Financial Officer and Nicolas Soro to the role of Chief Operating Officer.

Mr. Rampolla, 47, previously served as Sensus’s Director of Accounting and Reporting since 2015. He has more than 20 years of financial experience, holding positions of increasing responsibility at a number of public and private companies. He also played an important role in managing Sensus’s initial public offering in June 2016 and assisted Sensus in adopting and implementing new U.S. GAAP guidelines for revenue recognition and leases. Mr. Rampolla’s experience prior to joining Sensus includes three years as the assistant controller for Latin America at Stanley Black & Decker, a Fortune 500 American manufacturer of industrial tools and household hardware and provider of security products and locks, where he was responsible for, among other things, implementing Sarbanes-Oxley financial controls. Mr. Rampolla has a B.A. in accounting from the University of Massachusetts in Boston.

Mr. Soro, 35, previously served as Sensus’s Director of Regulatory Affairs and Quality Assurance since 2016.  In this capacity, he participated in the development of new devices, including assisting Sensus in obtaining multiple 510(k) clearances from the U.S. Food and Drug Administration, including for Sculptura and the software (Sentinel) for treatment planning contained in the SRT-100 Vision and SRT-100 Plus.  Prior to joining Sensus, Mr. Soro was Director of Regulatory Affairs and Quality Assurance at DemeTECH Corporation, a world-renowned leader in surgical sutures, mesh and bone wax, from 2011 to 2016. Mr. Soro has a B.S. in applied economics from Florida State University in Tallahassee and has completed coursework in information technology at Florida International University in Miami.

Neither Mr. Rampolla nor Mr. Soro has any family relationship that would be required to be disclosed under Item 401(d) of Regulation SK or is a party to any related party transaction that would be required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS HEALTHCARE, INC.

Date:	January 10, 2020	By:	/s/ Joseph C. Sardano
Joseph C. Sardano
Chief Executive Officer

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